October 19, 2012

Supplement

SUPPLEMENT DATED OCTOBER 19, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY MID CAP GROWTH FUND
Dated January 31, 2012

On October 16, 2012, shareholders of Morgan Stanley Mid Cap Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund Trust, on behalf of its series the Mid Cap Growth Portfolio ("Mid Cap Growth"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to Mid Cap Growth in exchange for shares of Mid Cap Growth and pursuant to which the Fund will be liquidated and terminated (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of Mid Cap Growth that corresponds to the class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about October 29, 2012. The Fund's Class A, Class B, Class C and Class I shares were closed to new investors, with certain exceptions, on March 31, 2011. The Fund's Class B shares were closed to new investors (without exception) as of May 16, 2012. The Fund will cease offering shares of all classes of the Fund, except for purchases through certain retirement plans, after the close of business on October 19, 2012. The Fund will cease offering shares of all classes of the Fund (without exception) as of the close of business on October 25, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DGRSPT4 10/12